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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported) July 1, 1999
                                                          ------------

                       UNION FINANCIAL BANCSHARES, INC.
                       --------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

           Delaware                        1-5735            57-1001177
           --------                        ------            ----------
(State or other Jurisdiction of          (Commission         (IRS Employer
 Incorporation or Organization)          File Number)        Identification No.)

            203 West Main Street, Union, South Carolina 29379-0866
            ------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                (864) 427-9000
                                ---------------
             (Registrant's Telephone Number, including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, If Changed Since Last Report)
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Item 5.  Other Events.
         ------------

     On July 1, 1999, Union Financial Bancshares, Inc., a Delaware corporation ("UFB"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with South Carolina Community Bancshares, Inc., a Delaware corporation ("SCCB"). The Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement provides that SCCB will be merged with and into UFB (the "Merger"). Immediately following consummation of the Merger, Community Federal Savings Bank ("SCCB Bank"), a federally chartered savings bank and wholly owned subsidiary of SCCB, will merge with and into Provident Community Bank ("UFB Bank"), a federally chartered savings bank and a wholly owned subsidiary of UFB.

     Consummation of the Merger is subject to various conditions, including the approval of the shareholders of UFB and SCCB and the receipt of all requisite regulatory approvals.

     Following consummation of the Merger, Messrs. Philip C. Wilkins, John S. McMeekin and Quay McMaster will be appointed to the Boards of Directors of UFB and UFB Bank.

     In connection with the Merger, each director and executive officer of SCCB will enter into a voting agreement (the "Voting Agreement"), pursuant to which each director agrees, among other things, to: (i) vote or cause to be voted all his shares of SCCB Common Stock for approval and adoption of the Plan of Merger and (ii) refrain from any transfer or other disposition of shares of SCCB Common Stock until SCCB's shareholders have voted to approve and adopt the Merger Agreement or the Merger Agreement has been terminated in accordance with its terms. The form of Voting Agreement is an exhibit to the Merger Agreement.

     The joint press release issued by SCCB and UFB with respect to the Merger is filed herewith as Exhibit 99.1.

     The summaries of the Merger Agreement and the Voting Agreement are not complete and are qualified in their entirety by reference to the complete texts of such documents filed as exhibits herewith and incorporated herein by reference.

Item 7(c).  Financial Statements and Exhibits.
            ---------------------------------

Exhibit 2.1 Agreement and Plan of Merger, dated as of July 1, 1999, by and between Union Financial Bancshares, Inc. and South Carolina Community Bancshares, Inc.

Exhibit 99.1 Press Release issued by Union Financial Bancshares, Inc. and South Carolina Community Bancshares, Inc. on July 1, 1999.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNION FINANCIAL BANCSHARES, INC.



Dated:  July 9, 1999                    By:  /s/ Dwight V. Neese
                                             -----------------------------
                                             Name:  Dwight V. Neese
                                             Title: President
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                                 EXHIBIT INDEX


Exhibit 2.1 Agreement and Plan of Merger, dated as of July 1, 1999, by and between Union Financial Bancshares, Inc. and South Carolina Community Bancshares, Inc.

Exhibit 99.1 Press Release issued by Union Financial Bancshares, Inc. and South Carolina Community Bancshares, Inc. on July 1, 1999.